EXHIBIT 10.7.1

AMENDMENT TO DISTILLER'S GRAINS MARKETING AGREEMENT

This AMENDMENT TO DISTILLERS GRAINS MARKETING AGREEMENT (this "Amendment"), dated as of August 1, 2012, is entered into between HAWKEYE GOLD, LLC ("Gold"), and LINCOLNWAY ENERGY, LLC ("Producer").

WHEREAS, the parties hereto entered into that certain Distiller's Grains Marketing Agreement, dated as of October 1, 2007 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Marketing Agreement"); and

WHEREAS, the Parties desire to amend the Marketing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Section 1. Definitions and Interpretation. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Marketing Agreement.

Section 2. Amendment to Marketing Agreement. The parties hereby agree that the Marketing Agreement is hereby amended as follows:

Section 2.1 Amendment to Section 2(a). Section 2(a) of the Marketing Agreement is hereby amended and restated in its entirety to read as follows:

(a) The purchase price for DDG shall be the F.O.B. Plant Price (as that term is defined below) for the DDG in question, less a marketing fee equal to two percent (2.00%) of the F.O.B. Plant Price for the DDG; provided, however, that in no event shall the marketing fee pursuant to this Section 2(a): (i) exceed an amount equal to Four and 50/100ths Dollars ($4.50) per short ton of the DDG in question, or (ii) be less than an amount equal to Two and 50/100ths Dollars ($2.50) per short ton of the DDG in question.

Section 2.2 Amendment to Section 2(b). Section 2(b) of the Marketing Agreement is hereby amended and restated in its entirety to read as follows:

(b) The purchase price for WDG shall be the F.O.B. Plant Price for the WDG in question, less a marketing fee equal to three percent (3.00%) of the F.O.B. Plant Price of for the WDG; provided, however, that in no event shall the marketing fee pursuant to this Section 2(b) exceed an amount equal to Four and 50/100ths Dollars ($4.50) per short ton of the WDG in question.

Section 3. General Representations and Warranties of Parties. Each party hereby represents and warrants the following as the date hereof:

Section 3.1. Organization and Existence. It has been duly organized, is validly existing and is in good standing under the laws of its state of formation.

Section 3.2. Power and Authority. It has the power and authority to execute, deliver and perform its obligations under this Amendment and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations hereunder.

Section 3.3. Binding Effect. This Amendment, when executed and delivered, will constitute the valid and binding obligations of such party, enforceable against such party in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, reorganization, moratorium or other similar laws affecting the enforcement of creditors 's rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

Section 4. Miscellaneous Provisions.

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Section 4.1. Affirmation of Marketing Agreement.

(a) On and after the date hereof, each reference in the Marketing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Marketing Agreement shall mean and be reference to the Marketing Agreement as Amended hereby.

(b) Except as specifically amended hereby, the Marketing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

Section 4.2. Headings. The headings of the sections of this Amendment are inserted for the convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

Section 4.3. Governing Law. This Amendment is and shall be governed by, and shall be constructed and interpreted in accordance with LAWS OF THE STATE OF IOWA, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

Section 4.4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute on and the same instrument, To evidence its execution of an original counterpart of this Amendment, a party may deliver vial facsimile or pdf transmission a copy of its original executed counterpart signature page to the other of this Amendment to the receiving party for purposes of determining execution and effectiveness of this Amendment. Notwithstanding the foregoing, any party delivering such counterpart signature by facsimile or pdf transmission agrees to provide an original executed signature page to the receiving party by express delivery promptly upon request thereof.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first above written.

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